UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 N. Broadway, St. Louis, Missouri 63102-2188

(Address of principal executive offices and zip code)

(314) 342-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 12, 2013, Stifel Financial Corp. (the “Company” or “Stifel”) filed its Form 10-Q for the period ended September 30, 2013. As disclosed in the Form 10-Q, during the third quarter of 2013, the Company’s Canadian subsidiary, Stifel Nicolaus Canada, Inc. (“SN Canada”) ceased business operations. The results of SN Canada were previously reported in the Institutional Group segment. The results of SN Canada were classified as discontinued operations in the Company’s Form 10-Q for the period ended September 30, 2013.

The Company is filing this Form 8-K to present its consolidated statement of operations to reflect the reclassification of SN Canada from continuing operations to discontinued operations. Tables reflecting the Company’s previously reported consolidated statements of operations, the results of SN Canada, now shown as discontinued operations, and the consolidated statements of operations after the reclassification of SN Canada to discontinued operations for each of the last seven quarters in the period ended June 30, 2013 are included in Exhibit 99.1, which is incorporated by reference.

The supplemental financial information is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Stifel Supplemental Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: November 21, 2013	By:	/s/ James M. Zemlyak
	Name:	James M. Zemlyak
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Stifel Supplemental Financial Information.

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